Exhibit 10.3

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this “Agreement”) is made and entered into effective as of the 3rd day of September, 2019 (the “Effective Date”), by and between J. ALEXANDER’S, LLC, a Tennessee limited liability company (“Borrower”) and PINNACLE BANK (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender made a Term Loan, Line of Credit, Development Loan, and Second Term Loan to Borrower (collectively, the “Loans”), as evidenced and secured by the following:

(a)	Promissory Note dated September 3, 2013, in the original principal amount of

$15,000,000.00 executed by Borrower to Lender, as amended and restated by Amended and Restated Promissory Note dated effective as of January 2, 2019, (collectively, the “Term Note”);

(b)Revolving Promissory Note dated September 3, 2013, in the original principal amount of $1,000,000.00 executed by Borrower to Lender, Modified by Modification Agreement effective as of September 3, 2016, and as amended and restated by Amended and Restated Revolving Promissory Note dated effective as of January 2, 2019 (collectively, the “Revolving Note”);

(c)Revolving Promissory Note dated December 9, 2014, in the original principal amount of $15,000,000.00 executed by Borrower to Lender and modified by Amended and Restated Revolving Promissory Note dated May 20, 2015, in the original principal amount of

$20,000,000.00 executed by Borrower to Lender, as amended and restated by Amended and Restated Revolving Promissory Note dated effective as of January 2, 2019 (collectively, the “Development Note”);

(d)	Promissory Note dated May 20, 2015, in the original principal amount of

$10,000,000.00 executed by Borrower to Lender, as amended and restated by Amended and Restated Promissory Note dated effective as of January 2, 2019 (collectively, the “Second Term Note”);

(e)Loan Agreement dated September 3, 2013 evidencing the Revolving Note and other indebtedness owed by Borrower to Lender as therein described, modified by Amended and Restated Loan Agreement dated December 9, 2014, modified by Second Amended and Restated Loan Agreement executed by Borrower and Lender, and further executed by by J. Alexander’s Holdings, LLC, a Delaware limited liability company, J. Alexander’s Restaurants, LLC, a Tennessee limited liability company, J. Alexander’s Restaurants of Kansas, LLC, a Kansas limited liability company, J. Alexander’s of Texas, LLC, a Texas limited liability company, JAX Real Estate, LLC, a Delaware limited liability company, JAX RE Holdings, LLC, a Delaware limited liability company, JAX Real Estate Management, LLC, a Delaware limited liability company, Stoney River Management Company, LLC, a Delaware limited liability company, SRLS LLC, a Delaware limited liability company, Stoney River Legendary Management, L.P., a Georgia limited partnership, and Stoney River, LLC, a Delaware limited liability company (each a “Guarantor” and collectively the “Guarantors”) dated May 20, 2015 (the “Second Amended and Restated Loan Agreement”), modified by Modification Agreement dated September 3, 2016 and further modified by Modification Agreement dated January 2, 2019 (collectively the “Loan Agreement”);

(f)Mortgages and Deeds of Trust liens, as modified and amended by First Master Modification Agreement dated December 9, 2014, by Second Master Modification  Agreement dated May 20, 2015 and Modifications to the Mortgages and Deeds of Trust dated May 20, 2015, on twelve (12) certain real estate assets owned by JAX Real Estate, LLC, J. Alexander's, LLC, and

J. Alexander's Restaurants, LLC, each having a J. Alexander's Restaurant, Stoney River Restaurant, Overland Park Grill or a Redlands Grill Restaurant located thereon (“Real Estate Collateral”) securing the Notes and other indebtedness as described in each of the Mortgages/Deeds of Trust and recorded in the jurisdiction in which the respective real estate assets are located, (collectively the “Security Instruments”);

(g)Assignment and Security Agreements executed by Borrower, J. Alexander’s Restaurants, LLC and J. Alexander’s Restaurants of Kansas, LLC as Debtor and Lender dated September 3, 2013, modified by Amended and Restated Assignment and Security Agreement dated December 9, 2014 and further modified by Second Amended and Restated Assignment and Security Agreement dated May 20, 2015 (collectively the “Assignment and Security Agreement”); and

(h)Guaranties dated September 3, 2013, as amended by Amended and Restated Guaranties executed by each of the Guarantors dated December 9, 2014 and further amended by Second Amended and Restated Guaranties dated May 20, 2015 (collectively the “Guaranties”).

(the Term Note, Revolving Note, Development Note, Second Term Note, Loan Agreement, Security Instruments, Assignment and Security Agreement and Guaranties, and all other instruments and documents now or hereafter evidencing or securing the Loan, as amended, extended, or otherwise modified from time to time, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, Borrower has requested and Lender has agreed to extend the maturity dates of the Term Note, the Revolving Note and the Development Note.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender covenant and agree as follows:

1.	The Term Note as referred to in the Loan Documents shall be deemed to refer to the Amended and Restated Promissory Note of even date herewith in the original principal amount of

$5,000,000.64, which represents the remaining principal balance due on the Term Note (together with any and all extensions, renewals and moifications thererof).

2.

The Revolving Note as referred to in the Loan Documents shall be deemed to refer to the Amended and Restated Revolving Promissory Note of even date herewith (together with any and all extensions, renewals and modifications thereof).

3.

The Existing Development Note, or Development Note, as referred to in the Loan Documents shall be deemed to refer to the Amended and Restated Revolving Promissory Note of even date herewith (together with any and all extensions, renewals and modifications thereof).

4.

The Second Term Note, as referred to in the Loan Documents shall be deemed to refer to the Amended and Restated Revolving Promissory Note dated January 2, 2019  (together with any and all extensions, renewals and modifications thereof).

5.

The Collateral is and shall remain subject to the charge or encumbrance of the Security Instruments, and nothing herein contained or done pursuant hereto shall affect or be construed to affect the charge or encumbrance of the Security Instruments or the priority thereof over other liens, charges, or encumbrances or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of any of the Loan Documents.

6.	The Loan Documents, as amended hereby, are fully enforceable in accordance with their terms.

7.

The Guarantors join in the execution of this Agreement  for the purpose of acknowledging this Agreement, and to acknowledge and covenant that Guarantors, under their existing Guaranties, guarantee, among other things and without limitation, the full and prompt payment and performance to Lender at all times of all indebtedness and obligations of Borrower to Lender, whether now existing or hereafter arising, including, but not limited to, the indebtedness evidenced by the Term Note, Revolving Note, Development Note and Second Term Note, and the Loan Documents, as amended hereby.

8.

As of the Effective Date, Borrower and Guarantors have no claim, demand, or right of setoff against Lender or any other party arising out of or with respect to any of the Loan Documents or the indebtedness evidenced thereby.

9.

The Loan Documents are hereby further amended to the extent necessary to conform to the foregoing, but no further or otherwise. The Loan Documents shall continue in  full force and effect, amended only as specifically stated herein. Lender reserves all of its rights, remedies, and privileges set forth in the Loan Documents, as amended hereby. This Agreement does not constitute a novation of any of the Loan Documents.

10.

Borrower is a Tennessee limited liability company, validly existing, and in good standing under the laws of the State of Tennessee and has the authority and power to enter into and perform its obligations under this Agreement. The party executing this Agreement on behalf of Borrower is duly authorized to act on Borrower’s behalf.

11.	Borrower and Guarantors shall execute and deliver to Lender such instruments and documents as Lender may from time to time reasonably require and shall take such actions as Lender may from time to time reasonably require to carry out the provisions contained herein and to assure the full realization by Lender of the benefit of the Loan Documents and the security given thereunder.

12.

Borrower shall pay all costs, fees, and expenses, including, but not limited to, appraisal fees, recording fees and reasonable attorneys’ fees, incurred by Lender in connection with the preparation and consummation of this Agreement and in obtaining, maintaining, and preserving the collateral securing the indebtedness evidenced and secured by the Loan Documents and otherwise in protecting or perfecting Lender’s rights and interests pursuant to the Loan Documents. This Agreement is governed by the laws of the State of Tennessee. This Agreement is severable such that the invalidity or unenforceability of any provision hereof shall not impair the validity or enforceability of the remaining provisions. This Agreement shall be binding upon the parties hereto and their successors and assigns. This Agreement may be executed in multiple counterparts that when taken as a whole shall constitute a complete agreement.

13.BORROWER, GUARANTORS, AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, ANY INSTRUMENTS OR DOCUMENTS EVIDENCING OR SECURING THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER  VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO OR ACCEPTING THIS AGREEMENT. FURTHER, BORROWER AND GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, OR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. ANY ACTION BROUGHT HEREUNDER OR WITH RESPECT TO THE SUBJECT MATTER HEREOF MUST BE BROUGHT IN THE STATE COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE OR IN THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE WHICH SHALL HAVE EXCLUSIVE JURISDICTION AND VENUE OF ANY SUCH MATTERS.

14.	Capitalized Terms not otherwise defined herein shall have the meanings as set forth in the Loan Agreement.

{Signature pages to follow}

IN WITNESS WHEREOF, the undersigned has executed this Modification Agreement effective as of the Effective Date.

BORROWER:

J. ALEXANDER’S, LLC,

a Tennessee limited liability company

By: /s/ Mark A. Parkey___________________

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

LENDER:

PINNACLE BANK

By: /s/ William W. DeCamp_______________

William W. DeCamp, Senior Vice President

GUARANTORS:

J. ALEXANDER’S HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

J. ALEXANDER’S RESTAURANTS, LLC,

a Tennessee limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

J. ALEXANDER’S RESTAURANTS OF KANSAS, LLC, a Kansas limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

J. ALEXANDER’S OF TEXAS, LLC,

a Texas limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

JAX REAL ESTATE, LLC,

a Delaware limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

JAX RE HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

JAX REAL ESTATE MANAGEMENT, LLC,

a Delaware limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

STONEY RIVER MANAGEMENT COMPANY, LLC,

a Delaware limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

SRLS LLC,

a Delaware limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

STONEY RIVER LEGENDARY MANAGEMENT, L.P.,

a Georgia limited partnership

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer

STONEY RIVER, LLC,

a Delaware limited liability company

By: /s/ Mark A. Parkey

Name: Mark A. Parkey

Title:Executive Vice President and Chief Financial Officer